Exhibit 99.1

eGain Reports Third Quarter 2026 Results Highlighting Accelerating

AI Knowledge Demand and Improved Profitability

Sunnyvale, CA (May 14, 2026) – eGain (Nasdaq: EGAN), a leader in AI-powered knowledge management for customer service, today announced financial results for its fiscal 2026 third quarter ended March 31, 2026.

“We delivered solid third quarter results with revenue in line with expectations and strong profitability that exceeded expectations,” said Ashu Roy, eGain’s CEO. “During the quarter, we secured multiple customer expansions and saw a meaningful increase in RFP activity, driven by growing market awareness of the ‘Garbage In Garbage Out’ knowledge problem in AI deployments. And last week, we announced four new products on our platform to strong customer interest at eGain Solve London.

Fiscal 2026 Third Quarter Financial Highlights

●	Total revenue was $22.5 million, up 7% year over year.
●	AI Knowledge Hub annual recurring revenue grew 26% year over year to $48.0 million, contributing 64% of total SaaS annual recurring revenue.
●	GAAP gross margin was 73%, compared to 68% in Q3 fiscal 2025.
●	Non-GAAP gross margin was 74%, up from 69% in Q3 fiscal 2025.
●	GAAP net income was $2.4 million, or $0.09 per share on a basic and diluted basis, compared to GAAP net income of $66,000, or $0.00 per share on a basic and diluted basis, in Q3 fiscal 2025.
●	Non-GAAP net income was $3.2 million, or $0.12 per share on a basic basis and $0.11 per share on a diluted basis, compared to non-GAAP net income of $765,000, or $0.03 per share on a basic and diluted basis, in Q3 fiscal 2025.
●	Adjusted EBITDA was $3.2 million, representing a 14% margin, compared to $1.2 million, or a 6% margin, in Q3 fiscal 2025.
●	Total cash and cash equivalents were $80.5 million, compared to $68.7 million in Q3 fiscal 2025.

Fiscal 2026 First Nine Months Financial Highlights

●	Total revenue was $69.0 million, up 6% year over year.
●	GAAP gross margin was 74%, compared to 69% in the same period last year.
●	Non-GAAP gross margin was 74%, up from 70% in the same period last year.
●	GAAP net income was $7.6 million, or $0.28 per share on a basic basis and $0.27 per share on a diluted basis, compared to GAAP net income of $1.4 million, or $0.05 per share on a basic and diluted basis, in the same period last year.
●	Non-GAAP net income was $10.9 million, or $0.40 per share on a basic basis and $0.39 per share on a diluted basis, compared to non-GAAP net income of $3.3 million, or $0.12 per share on a basic and diluted basis, in the same period last year.
●	Adjusted EBITDA was $11.5 million, representing a 17% margin, compared to $4.2 million, or a 6% margin, in the same period last year.
●	Cash provided by operating activities was $18.7 million, or an operating cash flow margin of 27%.

Fiscal 2026 Fourth Quarter Financial Guidance

For the fourth quarter of fiscal 2026 ending June 30, 2026, eGain expects:

●	Total revenue between $21.5 million to $22.0 million.
●	GAAP net loss of $300,000 to net income of $400,000, or between ($0.01) to $0.01 per share.
o	Includes stock-based compensation expense of approximately $900,000.
●	Non-GAAP net income between $600,000 to $1.3 million, or between $0.02 to $0.05 per share.

●	Adjusted EBITDA between $500,000 to $1.0 million, or margin between 2% to 5%.

Fiscal 2026 Financial Guidance

For the fiscal 2026 full year ending June 30, 2026, eGain is updating its guidance as follows:

●	Total revenue between $90.5 million to $91.0 million.
●	GAAP net income between $7.0 million to $7.8 million, or $0.25 to $0.28 per share.
o	Includes stock-based compensation expense of approximately $2.9 million.
o	Includes warrant expense of approximately $1.4 million.
●	Non-GAAP net income between $11.3 million to $12.1 million, or $0.39 to $0.42 per share.
●	Adjusted EBITDA between $11.9 million to $12.4 million, or margin of 13%.

Guidance Assumptions:

●	Weighted average shares outstanding are expected to be approximately 28.0 million for the fourth quarter and full fiscal 2026.

Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures as supplemental information relating to eGain’s operating results, including adjusted EBITDA and non-GAAP net income. Adjusted EBITDA is defined as net income, adjusted for the impact of depreciation and amortization, issuance of common stock warrant for services, stock-based compensation expense, interest income, provision for income taxes, other income (expense), net and severance and related charges. Non-GAAP net income measure is adjusted for issuance of common stock warrant for services and stock-based compensation expense. eGain’s management has analyzed the effect of these non-GAAP adjustments on our provision for income taxes and believes the change in our provision for income taxes would not be substantial. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, or GAAP, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare our performance to that of prior periods for trend analysis and for budgeting and planning purposes. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in our financial and operational decision-making. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate our business. In addition, this press release includes eGain’s projected non-GAAP net income and adjusted EBITDA for future periods, non-GAAP measures used to describe eGain’s expected performance. We have not presented a reconciliation of eGain’s non-GAAP net income or adjusted EBITDA to projected net income, the most comparable GAAP financial measure, because the reconciliation could not be prepared without unreasonable effort. The information necessary to prepare the reconciliations are not available on a forward-looking basis and cannot be accurately predicted. The unavailable information could have a significant impact on the calculation of the comparable GAAP financial measure.

Conference Call Information

eGain will discuss its fiscal 2026 third quarter results today via a teleconference at 2:00 p.m. Pacific Time. To access the live call, dial 844-481-2704 (U.S. toll free) or +1 412-317-0660 (International) and ask to join the eGain earnings call. A live and archived webcast of the call will also be accessible on the “Investors” section of eGain’s website at www.egain.com. In addition, a phone replay of the conference call will be available starting two hours after the call and will remain available for one week. To access the phone replay, dial 855-669-9658 (U.S. toll free) or +1 412-317-0088 (International). The replay access code is 8344740.

About eGain

eGain is a leading provider of AI-powered knowledge management and customer experience automation solutions. With over 25 years of experience in knowledge management, eGain helps enterprises unify siloed content, automate trusted knowledge workflows, and deliver measurable AI-ROI through proven frameworks and methods. Global 2000 companies across industries rely on eGain to transform customer service, improve employee productivity, reduce costs, and accelerate AI adoption. Visit www.egain.com for more information.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including without limitation: our financial guidance for the fourth quarter of fiscal 2026 and fiscal 2026 full year ending June 30, 2026; demand for our products and market opportunity; and our market position. The achievement or success of the matters covered by such forward-looking statements, including future financial guidance, involves risks, uncertainties, and assumptions, many of which involve factors or circumstances that are beyond our control. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by the forward-looking statements we make, including our ability to achieve our targets for the fourth quarter of fiscal 2026 and fiscal 2026 full year ending June 30, 2026. The risks and uncertainties referred to above include, but are not limited to: risks to our business, operating results, and financial condition; the pace of technological advancements in generative AI and the adaptability of our services to incorporate these advancements; market demand for AI-enabled solutions; risks associated with new product releases and new services and products features; risks that customer demand may fluctuate or decrease; risks that we are unable to collect unbilled contractual commitments; risks that our lengthy sales cycles may negatively affect our operating results; currency risks; our ability to capitalize on customer engagement; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third-party distribution channels; risks related to our international operations; our ability to continue to innovate; our strategy of making investments in sales to drive growth; general political or destabilizing events, including war, intensified international hostilities, conflict or acts of terrorism; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including those addressing data privacy, cyber-security and cross-border data transfers; and other risks detailed from time to time in eGain’s public filings, including eGain’s annual report on Form 10-K for the fiscal year ended June 30, 2025 and subsequent reports filed with the Securities and Exchange Commission, which are available on the Securities and Exchange Commission’s website at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. We assume no obligation and do not intend to update these forward-looking statements, except as required by law.

eGain, the eGain logo, and all other eGain product names and slogans are trademarks or registered trademarks of eGain Corporation in the United States and/or other countries. All other company names and products mentioned in this release may be trademarks or registered trademarks of the respective companies.

Investor Relations

Todd Kehrli or Jim Byers

PondelWilkinson, Inc.

tkehrli@pondel.com

jbyers@pondel.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands, except par value data)

(unaudited)

	March 31,	June 30,
	2026	2025
ASSETS
Current assets:
Cash and cash equivalents	$80,462	$62,909
Restricted cash	8	8
Accounts receivable, less provision for credit losses of $25 and $7 as of March 31, 2026 and June 30, 2025, respectively	8,715	32,775
Costs capitalized to obtain revenue contracts, net	876	1,148
Prepaid expenses	2,182	2,841
Other current assets	903	886
Total current assets	93,146	100,567
Property and equipment, net	880	670
Operating lease right-of-use assets	2,862	3,530
Costs capitalized to obtain revenue contracts, net of current portion	1,274	1,460
Goodwill	13,186	13,186
Other assets, net	28,337	28,592
Total assets	$139,685	$148,005

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,524	$2,596
Accrued compensation	4,925	6,749
Accrued liabilities	3,505	2,821
Operating lease liabilities	1,505	1,220
Deferred revenue	31,872	48,765
Total current liabilities	43,331	62,151
Deferred revenue, net of current portion	2,180	1,766
Operating lease liabilities, net of current portion	1,630	2,449
Other long-term liabilities	987	908
Total liabilities	48,128	67,274

Stockholders' equity:
Common stock, par value $0.001 per share - authorized: 60,000 shares; issued: 33,835 and 33,237 shares as of March 31, 2026 and June 30, 2025, respectively; outstanding: 27,450 and 27,083 shares as of March 31, 2026 and June 30, 2025, respectively	34	33
Additional paid-in capital	417,270	411,253
Treasury stock, at cost: 6,385 and 6,154 shares of common stock as of March 31, 2026 and June 30, 2025, respectively	(40,252)	(38,812)
Accumulated other comprehensive loss	(1,660)	(336)
Accumulated deficit	(283,835)	(291,407)
Total stockholders' equity	91,557	80,731
Total liabilities and stockholders' equity	$139,685	$148,005

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2026	2025	2026	2025
Revenue:
SaaS	$20,917	$19,563	$64,616	$60,230
Professional services	1,582	1,446	4,370	4,967
Total revenue	22,499	21,009	68,986	65,197
Cost of revenue:
Cost of SaaS	4,532	4,594	13,141	13,742
Cost of professional services	1,462	2,129	4,856	6,327
Total cost of revenue	5,994	6,723	17,997	20,069
Gross profit	16,505	14,286	50,989	45,128
Operating expenses:
Research and development	7,566	7,514	22,158	22,643
Sales and marketing	4,644	4,704	13,847	14,715
General and administrative	2,287	2,041	8,097	6,584
Total operating expenses	14,497	14,259	44,102	43,942
Income from operations	2,008	27	6,887	1,186
Interest income	603	597	1,689	2,029
Other income (expense), net	176	(304)	599	(875)
Income before income tax provision	2,787	320	9,175	2,340
Income tax provision	(371)	(254)	(1,603)	(951)
Net income	$2,416	$66	$7,572	$1,389
Per share information:
Earnings per share:
Basic	$0.09	$0.00	$0.28	$0.05
Diluted	$0.09	$0.00	$0.27	$0.05
Weighted-average shares used in computation:
Basic	27,420	28,065	27,187	28,439
Diluted	28,140	28,482	27,955	28,949

Summary of stock-based compensation included in costs and expenses above:
Cost of revenue	$149	$217	$377	$679
Research and development	369	272	912	523
Sales and marketing	156	98	382	277
General and administrative	115	112	286	474
Total stock-based compensation	$789	$699	$1,957	$1,953

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2026	2025	2026	2025
Income from operations	$2,008	$27	$6,887	$1,186
Add:
Issuance of common stock warrant for services	—	—	1,350	—
Stock-based compensation	789	699	1,957	1,953
Non-GAAP income from operations	$2,797	$726	$10,194	$3,139

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2026	2025	2026	2025
Net income	$2,416	$66	$7,572	$1,389
Add:
Issuance of common stock warrant for services	—	—	1,350	—
Stock-based compensation	789	699	1,957	1,953
Non-GAAP net income	$3,205	$765	$10,879	$3,342
Per share information:
Non-GAAP earnings per share:
Basic	$0.12	$0.03	$0.40	$0.12
Diluted	$0.11	$0.03	$0.39	$0.12
Weighted-average shares used in computation:
Basic	27,420	28,065	27,187	28,439
Diluted	28,140	28,482	27,955	28,949

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2026	2025	2026	2025
Net income	$2,416	$66	$7,572	$1,389
Add:
Depreciation and amortization	102	88	285	263
Issuance of common stock warrant for services	—	—	1,350	—
Stock-based compensation expense	789	699	1,957	1,953
Interest income	(603)	(597)	(1,689)	(2,029)
Provision for income taxes	371	254	1,603	951
Other income (expense), net	(176)	304	(599)	875
Severance and related charges	251	358	975	759
Adjusted EBITDA	$3,150	$1,172	$11,454	$4,161

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Three Months Ended March 31,		Growth Rates	Constant Currency Growth Rates [1]
	2026	2025
Revenue:
GAAP SaaS	$20,917	$19,563	7%	5%
GAAP professional services	1,582	1,446	9%	9%
Total GAAP revenue	$22,499	$21,009	7%	6%

Cost of Revenue:
GAAP SaaS	$4,532	$4,594
Non-GAAP SaaS	$4,532	$4,594

GAAP professional services	$1,462	$2,129
Add back:
Stock-based compensation	(149)	(217)
Non-GAAP professional services	$1,313	$1,912

GAAP total cost of revenue	$5,994	$6,723
Add back:
Stock-based compensation	(149)	(217)
Non-GAAP total cost of revenue	$5,845	$6,506	(10%)	(10%)

Gross Profit:
Non-GAAP SaaS	$16,385	$14,969
Non-GAAP professional services	269	(466)
Non-GAAP gross profit	$16,654	$14,503	15%	13%

Operating expenses:
GAAP research and development	$7,566	$7,514
Add back:
Stock-based compensation expense	(369)	(272)
Non-GAAP research and development	$7,197	$7,242	(1%)	(1%)

GAAP sales and marketing	$4,644	$4,704
Add back:
Stock-based compensation expense	(156)	(98)
Non-GAAP sales and marketing	$4,488	$4,606	(3%)	(4%)

GAAP general and administrative	$2,287	$2,041
Add back:
Stock-based compensation expense	(115)	(112)
Non-GAAP general and administrative	$2,172	$1,929	13%	12%

GAAP operating expenses	$14,497	$14,259
Add back:
Stock-based compensation expense	(640)	(482)
Non-GAAP operating expenses	$13,857	$13,777	1%	0%

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Nine Months Ended March 31,		Growth Rates	Constant Currency Growth Rates [1]
	2026	2025
Revenue:
GAAP SaaS	$64,616	$60,230	7%	6%
GAAP professional services	4,370	4,967	(12%)	(13%)
Total GAAP revenue	$68,986	$65,197	6%	5%

Cost of Revenue:
GAAP SaaS	$13,141	$13,742
Non-GAAP SaaS	$13,141	$13,742

GAAP professional services	$4,856	$6,327
Add back:
Stock-based compensation	(377)	(679)
Non-GAAP professional services	$4,479	$5,648

GAAP total cost of revenue	$17,997	$20,069
Add back:
Stock-based compensation	(377)	(679)
Non-GAAP total cost of revenue	$17,620	$19,390	(9%)	(9%)

Gross Profit:
Non-GAAP SaaS	$51,475	$46,488
Non-GAAP professional services	(109)	(681)
Non-GAAP gross profit	$51,366	$45,807	12%	11%

Operating expenses:
GAAP research and development	$22,158	$22,643
Add back:
Stock-based compensation expense	(912)	(523)
Non-GAAP research and development	$21,246	$22,120	(4%)	(4%)

GAAP sales and marketing	$13,847	$14,715
Add back:
Stock-based compensation expense	(382)	(277)
Non-GAAP sales and marketing	$13,465	$14,438	(7%)	(8%)

GAAP general and administrative	$8,097	$6,584
Add back:
Issuance of common stock warrant for services	(1,350)	—
Stock-based compensation expense	(286)	(474)
Non-GAAP general and administrative	$6,461	$6,110	6%	5%

GAAP operating expenses	$44,102	$43,942
Add back:
Issuance of common stock warrant for services	(1,350)	—
Stock-based compensation expense	(1,580)	(1,274)
Non-GAAP operating expenses	$41,172	$42,668	(4%)	(4%)

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.